Exhibit 10.6

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of December 11, 2020 (this “Incremental Amendment”) to the Credit Agreement, dated as of June 21, 2019, among Apria Holdings LLC, a Delaware limited liability company (“Holdings”), Apria Healthcare Group Inc., a Delaware corporation (the “Borrower”), the other Guarantors party thereto from time to time, the lenders party thereto from time to time and Citizens Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swing Line Lender and an L/C Issuer (as amended, restated, amended and restated, modified and supplemented from time to time, the “Credit Agreement” and as amended by this Incremental Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower may from time to time request Incremental Term Loans, subject to the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that each lender set forth on Annex I hereto (collectively, in such capacity, the “Incremental Amendment No. 1 Term Lenders”) provide Incremental Term Loans pursuant to Section 2.14 of the Credit Agreement in an aggregate principal amount of $260,000,000 (such Incremental Term Loans in such principal amount referred to herein as the “Incremental Amendment No. 1 Term Loans”), the proceeds of which will be used to (i) make a distribution to certain direct or indirect holders of Equity Interests of the Borrower or any direct or indirect parent of the Borrower and (ii) pay fees and expenses in connection with the transactions contemplated by this Incremental Amendment and for working capital, general corporate purposes and for any other purpose not prohibited by the Credit Agreement;

WHEREAS, each Incremental Amendment No. 1 Term Lender is willing, subject to the terms and conditions set forth herein and in the Credit Agreement, to make Incremental Amendment No. 1 Term Loans to the Borrower in an aggregate principal amount equal to the amount set forth opposite such Incremental Amendment No. 1 Term Lender’s name on Annex I hereto (with respect to each Incremental Amendment No. 1 Term Lender, its “Incremental Amendment No. 1 Commitment”);

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower, the Incremental Amendment No. 1 Term Lenders and Administrative Agent may enter into an Incremental Amendment without the consent of any other Agents or Lenders, and amend any other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.14 of the Credit Agreement; and

WHEREAS, each of Citizens Bank, N.A., Fifth Third Bank, National Association, TD Securities (USA) LLC and KeyBanc Capital Markets Inc. are acting as joint lead arrangers and joint bookrunners for the Incremental Amendment No. 1 Term Loans (collectively, the “Incremental Amendment No. 1 Lead Arrangers”), each of Fifth Third Bank, National Association, TD Securities (USA) LLC and KeyBank, National Association are acting as co-syndication agents for the Incremental Amendment No. 1 Term Loans and U.S Bank National Association and Bank of America, N.A. are acting as co-documentation agents for the Incremental Amendment No. 1 Term Loans.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Incremental Amendment

This Incremental Amendment is an Incremental Amendment referred to in Section 2.14 of the Credit Agreement, and the Borrower, the Incremental Amendment No. 1 Term Lenders and the Administrative Agent hereby agree that:

A.    Each Incremental Amendment No. 1 Term Lender hereby agrees to provide Incremental Amendment No. 1 Term Loans in an amount not to exceed its Incremental Amendment No. 1 Commitment. The Incremental Amendment No. 1 Commitments shall be subject to all of the terms and conditions set forth herein and in the Amended Credit Agreement.

B.    The aggregate Incremental Amendment No. 1 Commitments is $260,000,000. The Incremental Amendment No. 1 Commitments will terminate in full upon the making of the related Incremental Amendment No. 1 Term Loans.

C.    Subject to the satisfaction of the conditions to the effectiveness of any Incremental Amendment set forth in Section 2.14(d) of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the funding of the Incremental Amendment No. 1 Term Loans will occur in one drawing on the date hereof pursuant to the Borrower’s request. In the event that all or any portion of the Incremental Amendment No. 1 Term Loans are not borrowed on or before the date hereof, the unborrowed portion of the Incremental Amendment No. 1 Commitments shall automatically terminate on the date hereof.

D.    The Incremental Amendment No. 1 Commitments provided pursuant to this Incremental Amendment shall constitute Incremental Commitments referred to in Section 2.14 of the Credit Agreement and, upon the Incremental Amendment No. 1 Effective Date (as hereinafter defined), the Incremental Amendment No. 1 Commitments of the Incremental Amendment No. 1 Term Lenders shall become the Incremental Term Loans of the Incremental Amendment No. 1 Term Lenders and, subject to the terms and conditions set forth herein, effective as of the Incremental Amendment No. 1 Effective Date, for all purposes of the Loan Documents, (i) the Incremental Amendment No. 1 Commitments shall constitute “Incremental Commitments” and “Term Commitments”, (ii) the Incremental Amendment No. 1 Term Loans shall constitute “Incremental Term Loans”, “Incremental Loans”, “Initial Term Loans” and “Term Loans” and (iii) each Incremental Amendment No. 1 Term Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of the Incremental Amendment No. 1 Term Loans, a Term Loan and an Initial Term Loan), and other related terms will have correlative meanings mutatis mutandis.

E.    The Incremental Amendment No. 1 Term Loans shall have the same terms as the Initial Term Loans borrowed on the Closing Date and shall be deemed to be Initial Term Loans for all purposes under the Amended Credit Agreement and each other Loan Document. For the avoidance of doubt, the Incremental Amendment No. 1 Term Loans constitute a single “Class” and a “Facility” and shall be treated as the same Class and Facility as the Initial Term Loans. Pursuant to Section 2.14(a) of the Credit Agreement, the Incremental Amendment No. 1 Term Loans shall be Term Loans and Initial Term Loans for all purposes under the Credit Agreement and each other Loan Document and shall have terms identical to the Initial Term Loans outstanding under the Amended Credit Agreement immediately prior to the date hereof.

F.    Each Incremental Amendment No. 1 Term Lender hereby (i) confirms that a copy of the Credit Agreement, the Amended Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and make an Incremental Amendment No. 1 Term Loan has been made available to such Incremental Amendment No. 1 Lender by the Administrative Agent, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the Amended Credit Agreement or the other applicable Loan Documents, including this Incremental Amendment, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) acknowledge and agrees that, upon the Incremental Amendment No. 1 Effective Date, each Incremental Amendment No. 1 Term Lender shall be a “Lender”, under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

G.    Section 1.01 of the Credit Agreement is hereby amended to add the following definition:

“Incremental Amendment No. 1 Effective Date” means December 11, 2020.

H.    Section 1.01 of the Credit Agreement is hereby amended by replacing each reference to “1.0%” in the second sentence of the definition of “Base Rate” with “1.5%” and each reference to “zero” in the definition of “Eurocurrency Rate” with “0.50%”.

I.    Section 2.07(a) of the Credit Agreement is hereby amended by (i) in the first paragraph thereof, replacing “September 30, 2019” with “December 31, 2020”, “incurred on the Closing Date” with “outstanding on the Incremental Amendment No. 1 Effective Date” and “outstanding on the Closing Date” with “outstanding on the Incremental Amendment No. 1 Effective Date” and (ii) the amortization table in Section 2.07(a) of the Credit Agreement is hereby amended and restated in its entirety and replaced by the following:

Year	Quarterly Amortization
From the Incremental Amendment No. 1 Effective Date until June 21, 2021	1.282051282%
From after June 21, 2021 until June 21, 2022	1.282051282%
From after June 21, 2022 until June 21, 2023	2.564102564%
From after June 21, 2023 until the Maturity Date of the Initial Term Loans	2.564102564%

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Incremental Amendment No. 1 Effective Date, to the Administrative Agent and to the Incremental Amendment No. 1 Term Lenders that:

A.    This Incremental Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.

B.    The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement or any other Loan Document (including, for the avoidance of doubt, this Incremental Amendment as a Loan Document) are true and correct in all material respects (except that any such representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects as so qualified) on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C.    At the time of and immediately after giving effect to this Incremental Amendment, no Default or Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Incremental Amendment shall become effective on the date (the “Incremental Amendment No. 1 Effective Date”) on which each of the following conditions is satisfied:

A.    the Administrative Agent (or its counsel) shall have received a counterpart of this Incremental Amendment from each Loan Party and the Incremental Amendment No. 1 Term Lenders;

B.    the Administrative Agent (or its counsel) shall have received a legal opinion from Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties;

C.    the Administrative Agent (or its counsel) shall have received a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Incremental Amendment No. 1 Term Loans) substantially in the form attached as Exhibit D-2 to the Credit Agreement;

D.    the Administrative Agent (or its counsel) shall have received such certificates of good standing (or certificates of compliance) (in each case to the extent such concept exists) from the applicable secretary of state (or other Governmental Authority) of the jurisdiction of incorporation or organization of each Loan Party, certificates of resolutions or other action (including board resolutions), incumbency certificates, certificates of incorporation and/or other certificates of a Responsible Officer of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Incremental Amendment;

E.    the Borrower shall have paid all fees and expenses due to the Incremental Amendment No. 1 Lead Arrangers and their respective Affiliates and the Incremental Amendment No. 1 Term Lenders required to be paid on the Incremental Amendment No. 1 Effective Date, and (in the case of expenses) invoiced at least three Business Days before the Incremental Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower);

F.    the Borrower shall have delivered to the Administrative Agent and the Incremental Amendment No. 1 Term Lenders a certificate of a Responsible Officer, dated the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of Incremental Amendment No. 1 Effective Date to the representations and warranties set forth in clauses B and C of Article II above; and

G.    the Borrower shall have delivered to the Administrative Agent a notice of such borrowing as required by Section 2.02 of the Credit Agreement.

ARTICLE IV

Further Acknowledgments

A.    The Borrower acknowledges and agrees that (A) (i) it shall be liable for all Obligations with respect to the Incremental Amendment No. 1 Commitments provided hereby including, without limitation, all Incremental Amendment No. 1 Term Loans made pursuant hereto and (ii) all such Obligations (including all such Incremental Amendment No. 1 Term Loans) shall be entitled to the benefits of the Collateral Documents and the Guaranty and (B) after giving effect to this Incremental Amendment, the Collateral Documents continue to be in full force and effect and affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

B.    Each Guarantor acknowledges and agrees to each of the provisions of this Incremental Amendment and to the incurrence of the Incremental Amendment No. 1 Term Loans to be made pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Amendment No. 1 Commitments provided hereby and all Incremental Amendment No. 1 Term Loans made pursuant hereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided herein and in the Amended Credit Agreement, (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided herein and in the Amended Credit Agreement and (iii) after giving effect to this Incremental Amendment, agrees that the Guaranty and the Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral to secure the Obligations, which continue in full force and effect.

C.    The Borrower and each Guarantor acknowledges and agrees that (i) from and after the date hereof, all Incremental Amendment No. 1 Term Loans and all obligations in respect thereof shall be deemed to be “Obligations” under the Credit Agreement and each other Loan Document to which it is a party and (ii) each Incremental Amendment No. 1 Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which such Loan Party is a party.

ARTICLE V

Miscellaneous

A.    Credit Agreement. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Incremental Amendment. After the Incremental Amendment No. 1 Effective Date, any reference to the Credit Agreement shall mean the Amended Credit Agreement. This Incremental Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B.    No Novation. This Incremental Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Incremental Amendment No. 1 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Incremental Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Incremental Amendment.

C.    Notices. The parties hereto hereby agree that this Incremental Amendment shall constitute the notice with respect to the establishment of Incremental Commitments required pursuant to Section 2.14(a) of the Credit Agreement.

D.    Successors and Assigns. This Incremental Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Incremental Amendment No. 1 Term Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Credit Agreement).

E.    Governing Law. THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Credit Agreement are incorporated herein and apply to this Incremental Amendment mutatis mutandis.

F.    Counterparts. This Incremental Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Incremental Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

G.    Headings. The headings of the several sections and subsections of this Incremental Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Incremental Amendment.

H.    Severability. Any provision of this Incremental Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

APRIA HOLDINGS LLC, as Holdings

By:	/s/ Debra L. Morris
	Name:	Debra L. Morris
	Title:	Executive Vice President and Chief Financial Officer

APRIA HEALTHCARE GROUP INC., as the Borrower

By:	/s/ Debra L. Morris
	Name:	Debra L. Morris
	Title:	Executive Vice President and Chief Financial Officer

APRIA HEALTHCARE LLC, as a Guarantor

By:	/s/ Debra L. Morris
	Name:	Debra L. Morris
	Title:	Executive Vice President and Chief Financial Officer

CPAP SLEEP STORE LLC, as a Guarantor

By:	/s/ Debra L. Morris
	Name:	Debra L. Morris
	Title:	Executive Vice President and Chief Financial Officer

HEALTHY LIVING HOME MEDICAL LLC, as a Guarantor

By:	/s/ Debra L. Morris
	Name:	Debra L. Morris
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page –Incremental Amendment No. 1]

CITIZENS BANK, N.A., as Administrative Agent and an Incremental Amendment No. 1 Term Lender

By:	/s/ Aman Patel
	Name:	Aman Patel
	Title:	Vice President

[Signature Page –Incremental Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Incremental Amendment No. 1 Term Lender

By:	/s/ Thomas Avery
	Name:	Thomas Avery
	Title:	Director

[Signature Page –Incremental Amendment No. 1]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Incremental Amendment No. 1 Term Lender

By:	/s/ Michael Borowiecki
	Name:	Michael Borowiecki
	Title:	Authorized Signatory

KEYBANK NATIONAL ASSOCIATION, as an Incremental Amendment No. 1 Term Lender

By:	/s/ Ryan Stilphen
	Name:	Ryan Stilphen
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as an Incremental Amendment No. 1 Term Lender

By:	/s/ Alan G. Rwambuya
	Name:	Alan G. Rwambuya
	Title:	Managing Director

Bank of America, N.A., as an Incremental Amendment No. 1 Term Lender

By:	/s/ Sujay Maiya
	Name:	Sujay Maiya
	Title:	Director

JPMORGAN CHASE BANK, N.A., as an Incremental Amendment No. 1 Term Lender

By:	/s/ Ling Li
	Name:	Ling Li
	Title:	Executive Director

Annex I

Incremental Amendment No. 1 Commitments

Incremental Amendment No. 1 Term Lender	Incremental Amendment No. 1 Commitments
Citizens Bank, N.A.	$20,093,750.00
Fifth Third Bank, National Association	$20,093,750.00
Toronto-Dominion Bank, New York Branch	$20,093,750.00
Key Bank National Association	$74,268,750.00
US Bank National Association	$55,000,000.00
JPMorgan Chase Bank, N.A.	$45,000,000.00
Bank of America, N.A.	$25,450,000.00
TOTAL	$260,000,000.00